Exhibit 99.1

Fosun to Acquire Meadowbrook Insurance Group, Inc.

Transaction Enables Fosun to Establish Significant Presence in the U.S. P&C Market

HONG KONG and SOUTHFIELD, Michigan, December 30, 2014 – Fosun International Limited (HKEx stock code: 00656, together with its subsidiaries, “Fosun”) and Meadowbrook Insurance Group, Inc. (NYSE: MIG) (“Meadowbrook”), today announced that they have entered into a definitive agreement under which Fosun will acquire Meadowbrook for US$8.65 per share in cash, representing an aggregate transaction value of approximately US$433 million.

The transaction follows a thorough review of strategic alternatives by the Meadowbrook board of directors and represents a 24% premium over Meadowbrook’s closing price on December 29, 2014 and a premium of 39% to Meadowbrook’s three-month average closing price for the period ending December 29, 2014. The transaction also represents a multiple of approximately 1.04x Meadowbrook’s tangible book value per share as of September 30, 2014.

Fosun is a leading investment group headquartered in Shanghai, China with over $50 billion in total assets and operations around the world. The acquisition of Meadowbrook will enable Fosun to establish a significant presence in the U.S. P&C market. Currently, Fosun has more than one third of its total assets invested in insurance businesses around the world, including investments in Yong’an P&C Insurance, Pramerica Fosun Life Insurance and Peak Reinsurance, as well as Fidelidade Group, Portugal’s largest insurance company. Fosun’s most recent investment in the insurance sector was an acquisition of a 20% equity interest in Ironshore Inc. in August 2014.

Guo Guangchang, Chairman of Fosun, said, “This transaction allows Fosun to establish a presence in the important U.S. P&C market, consistent with our strategy of expanding our core insurance business. Meadowbrook has a talented employee base, comprehensive offering of high-quality specialty insurance products, robust distribution network and a strong commitment to meeting the evolving needs of its policyholders. The transaction represents another milestone for Fosun and will enable Fosun to further strengthen its insurance-oriented comprehensive financial capabilities.”

Robert S. Cubbin, President and Chief Executive Officer of Meadowbrook, said, “Combining with Fosun further strengthens our capital base as we continue to focus on supporting the needs of our customers, partners and policyholders, improving our underwriting performance and driving profitability.”

Mr. Cubbin continued, “This transaction is the culmination of a thorough strategic review process to maximize shareholder value. We believe this is a positive outcome for our shareholders, who will receive significant value; our employees, who will benefit from enhanced opportunities as part of a larger, global organization; and our customers, partners and policyholders, who will benefit from an even stronger specialty risk, insurance and service provider.”

The transaction has been unanimously approved by all of the directors of the Meadowbrook board of directors present at the meeting and has been unanimously approved by the Fosun board of directors. Following the closing of the transaction, which is expected in the second half of 2015, Meadowbrook will continue to maintain its headquarters in Southfield, Michigan and will operate under the Meadowbrook brand name. The transaction is subject to the approval of Meadowbrook’s shareholders as well as regulatory approvals and the satisfaction of other specified closing conditions.

KPMG, Towers Watson Delaware and PricewaterhouseCoopers are acting as advisors of finance, actuary and tax, respectively, to Fosun. DLA Piper LLP is acting as legal advisor to Fosun. Willis Capital Markets & Advisory is acting as exclusive financial advisor and Sidley Austin LLP is acting as legal counsel to Meadowbrook in connection with the transaction.

About Fosun International Limited

Fosun was founded in 1992 in Shanghai. Fosun International Limited (00656.HK) was listed on the Main Board of The Stock Exchange of Hong Kong Limited on 16 July 2007. Today, Fosun has established four business engines comprising “insurance, industrial operations, investment and asset management”. It strives to become a world-class investment group underpinned by the twin drivers of “insurance-oriented comprehensive financial capability” and “industrial-rooted global investment capability”. It is dedicated to applying the value investing principle to its investment model of “Combining China’s Growth Momentum with Global Resources”. For more information, please visit www.fosun.com.

About Meadowbrook Insurance Group

Meadowbrook Insurance Group, Inc., based in Southfield, Michigan, is a leader in the specialty program management market. Meadowbrook includes several agencies, claims and loss prevention facilities, self-insured management organizations and six property and casualty insurance underwriting companies. Meadowbrook has twenty-eight locations in the United States. Meadowbrook is a risk management organization, specializing in specialty risk management solutions for agents, professional and trade associations, and small to medium-sized insureds. Meadowbrook Insurance Group, Inc. common shares are listed on the New York Stock Exchange under the symbol “MIG”. For further information, please visit Meadowbrook’s corporate web site at www.meadowbrook.com.

Fosun Contacts

Edith Lui / Kate Zhao

Corporate Communications & Marketing Department

(852) 2509 3228 / (1) 646 490 9835

edithlui@fosun.com / katezhao@fosun.com

Meadowbrook Contacts

For Investors:

Karen M. Spaun

Meadowbrook

SVP & Chief Financial Officer

(248) 204-8178

For Media:

Bryan Locke / Jenny Gore

Sard Verbinnen & Co.

312-895-4700

Cautionary Note Regarding Forward-Looking Statements

This communication may include certain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding the intent, belief, or current expectations of management, including, but not limited to, those statements that use the words “believes,” “expects,” “anticipates,” “estimates,” or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond control of the Company, which could cause actual results to differ materially from such statements. Risks and uncertainties relating to the proposed transaction with the Company include, but are not limited to: the risk that the Company’s shareholders do not approve the transaction; uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; competitive responses to the transaction; litigation relating to the transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; disruption from the proposed transaction making it more difficult to maintain relationships with agents, wholesalers, suppliers, customers, policyholders and regulators; and other factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2013 filed with the U.S. Securities and Exchange Commission.

Important Additional Information

This communication is being made in respect of the proposed merger transaction involving Meadowbrook Insurance Group, Inc. (“Meadowbrook”) and Fosun International Limited. The proposed merger will be submitted to the shareholders of Meadowbrook for their consideration. In connection therewith, Meadowbrook intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the shareholders of Meadowbrook. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Meadowbrook, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Meadowbrook will be available free of charge on Meadowbrook’s website via the investor relations section of our website at www.meadowbrook.com or www.investorcalendar.com under the heading “Documents and Filings”. Shareholders of Meadowbrook may also obtain a free copy of the definitive proxy statement by contacting Meadowbrook’s Investor Relations Contact, Karen Spaun, at (248) 204-8178.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Meadowbrook is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 14, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 5, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of Meadowbrook and a description of their direct and indirect interests, by share holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

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